UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07916

ALLIANCEBERNSTEIN UTILITY INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2010

Date of reporting period: May 31, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein

Utility Income Fund

May 31, 2010

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

July 12, 2010

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Utility Income Fund (the “Fund”) for the semi-annual reporting period ended May 31, 2010.

Investment Objective and Policies

The Fund’s investment objective is current income and long-term growth of capital. The Fund invests primarily in income-producing equity securities. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies in the utilities industry. The Fund invests in securities of utility companies, including companies in the electric, telecommunications, gas and water utilities industries. The Fund may invest in both US and non-US utility companies, although the Fund will limit its investments in issuers in any one non-US country to no more than 15% of its total assets. The Fund invests at least 65% of its total assets in income-producing securities, but there is otherwise no limit on the allocation of the Fund’s investments between equity securities and fixed-income securities. The Fund may maintain up to 35% of its net assets in lower-rated securities.

The Fund may invest up to 20% of its net assets in equity and fixed-income securities of domestic and non-US corporate and governmental issuers other than utility companies. The Fund also may enter into forward commitments and standby commitment agreements. The Fund may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

Investment Results

The table on page 4 provides performance data for the Fund and its benchmark, the Standard & Poor’s (S&P) 500 Utilities Index, for the six- and 12-month periods ended May 31, 2010. The Index includes only domestic electric utilities, but excludes gas and water utilities, telephones and telecommunication equipment companies and international utilities.

The Fund’s Class A shares without sales charges outperformed the benchmark for the six- and 12-month periods ended May 31, 2010 (both the Fund and the benchmark posted negative returns for the six-month period). The Fund’s relative outperformance for the six-month period was generally attributed to its overweight in traditional regulated utilities and underweight in integrated utilities. Integrated utilities, particularly those exposed to commodity prices through non-regulated generation assets, experienced some pressure due to weak power prices. Furthermore, the pace of economic recovery remains slow, with most utilities forecasting a relatively slow recovery over the next 12 months. In an uncertain economic environment, traditional regulated utilities offer investors a relatively safe yield despite weak demand and sales volume.

For the 12-month period ended May 31, 2010, the Fund slightly outpaced the benchmark primarily due to an overweight in high-quality securities, which came under pressure during the credit squeeze. AllianceBernstein L.P. (the “Adviser”) considers high-quality securities to be companies with strong fundamentals,

ALLIANCEBERNSTEIN UTILITY INCOME FUND •	1

growth potential, and solid management. The Fund’s Utility Research Team (the “Team”) believes that this relatively better performance during the 12-month period reflects the fact that on a relative basis, high-quality utilities were significantly undervalued and that the performance was, to some degree, a market correction. In addition, the Team believes that high-quality utilities with strong fundamentals represent a way to position the Fund for upside in case of economic recovery.

Market Review and Investment Strategy

In general, electric utilities typically underperform the market during the early stages of recovery. Most utilities are forecasting a relatively slow recovery over the next 12 months, seeing little to no sales growth in 2010 absent the impact of mild weather. To some extent, concerns over Greece caused tremendous volatility in the market over the reporting period, thus negatively impacting electric utilities as well. However, the Team believes the electric stocks may be a place for the market to invest defensively and therefore outperform on a relative basis.

In the Team’s view, the near-term outlook for this sector remains relatively stable (partly driven by economic recovery and rate base growth), despite declining demand from its commercial load and weak prices. The Team does not believe there will be significantly higher gas prices in 2010 after the heating season. Electric utilities, particularly those exposed to the commodity through non-regulated generation assets, would benefit from a rising gas price environment. In addition, there is an expectation that regulation will remain generally constructive and balanced, although there might be some pullback as regulators seek to keep rate increases to a minimum during the current weak economic environment. Nevertheless, regulation continues to be generally supportive for environmental (scrubbers, renewables, energy efficiency) and transmission (to alleviate congestion and to bring wind power to load centers) spending.

In terms of climate change, it appears carbon legislation is unlikely in 2010. The outlook for such legislation in 2011 will be highly dependent upon the results of the November mid-term elections. There appears to be some momentum for the power industry to achieve some sort of settlement that would allow the Environmental Protection Agency to forestall regulation, although this is in the very early stages of negotiation.

In terms of investment strategy, for the six-month period ended May 31, 2010, the Fund’s holdings consisted of a select group of high-quality companies that displayed predictable growth prospects. The Team believes that the utility sector may provide long-term stability with solid fundamentals. However, the Team also believes that overall, markets will continue to be challenging, facing high deficit and unemployment, a weak economy and market uncertainty in the months ahead. With this expectation, the Team expects to maintain the Fund’s focus on conservative companies with limited regulatory exposure, rising free cash flow, growing dividends and earnings stability. However, if signs of strengthening emerge, particularly of commodity prices, the Team would overweight the integrated companies, with wholesale generation leading the sector.

2	• ALLIANCEBERNSTEIN UTILITY INCOME FUND

On June 9, 2010, the Board of Directors (the “Directors”) of the Fund approved proposals to rename the Fund “AllianceBernstein Equity Income Fund, Inc.” and to change certain investment policies, all to be effective on or about August 31, 2010. The Fund’s investment objective will remain the same, which is current income and long-term capital growth. The name and policy changes are intended to refocus the Fund’s investment strategy, so that it can seek current income and capital growth from a wide range of industries, including, but not limited to, industries in the utilities sector.

The Fund intends to invest in companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities. Consistent with the change in the Fund’s name, the Fund’s non-fundamental investment policy of investing at least 80% of its net assets in the securities of companies in the utilities industry will be changed to a policy of investing at least 80% of its net assets in equity securities. The Directors also approved changes to certain of the Fund’s other investment policies which will allow the Fund to implement its new investment strategy.

ALLIANCEBERNSTEIN UTILITY INCOME FUND •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged S&P 500 Utilities Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index includes only domestic electric utilities, but excludes gas and water utilities, telephones and telecommunication equipment companies and international utilities. An investor cannot invest directly in an index and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund concentrates its investments in the utilities industries and may therefore be subject to greater risks and volatility than a fund with a more diversified portfolio.

The Fund is also subject to interest rate and credit risk. The Fund can invest in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN UTILITY INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2010	Returns
	6 Months	12 Months
AllianceBernstein Utility Income Fund*
Class A	-0.65%	12.81%

Class B**	-1.09%	11.92%

Class C	-1.03%	12.00%

Advisor Class†	-0.56%	13.12%

Class R†	-0.75%	12.55%

Class K†	-0.61%	12.87%

Class I†	-0.46%	13.31%

S&P 500 Utilities Index	-1.37%	12.31%

*  Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance by 0.27% and 0.27% for the six- and 12-month periods ended May 31, 2010, respectively.

**  Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. For additional information, please see Note A (this is found on pg. 16 of the report) for more information.

†   Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN UTILITY INCOME FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2010
	NAV Returns	SEC Returns

Class A Shares
1 Year	12.81%	8.04%
5 Years	3.64%	2.74%
10 Years	3.32%	2.88%

Class B Shares
1 Year	11.92%	7.92%
5 Years	2.86%	2.86%
10 Years(a)	2.72%	2.72%

Class C Shares
1 Year	12.00%	11.00%
5 Years	2.90%	2.90%
10 Years	2.59%	2.59%

Advisor Class Shares†
1 Year	13.12%	13.12%
5 Years	3.95%	3.95%
10 Years	3.63%	3.63%

Class R Shares†
1 Year	12.55%	12.55%
5 Years	3.41%	3.41%
Since Inception*	3.76%	3.76%

Class K Shares†
1 Year	12.87%	12.87%
5 Years	3.73%	3.73%
Since Inception*	4.08%	4.08%

Class I Shares†
1 Year	13.31%	13.31%
5 Years	4.05%	4.05%
Since Inception*	4.39%	4.39%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.43%, 2.21%, 2.16%, 1.14%, 1.61%, 1.31% and 0.99% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception date: 3/1/05 for Class R, Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Class R, Class K and Class I shares are listed above.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN UTILITY INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2010)
SEC Returns
Class A Shares
1 Year	3.61%
5 Years	1.85%
10 Years	2.84%

Class B Shares
1 Year	3.46%
5 Years	1.97%
10 Years(a)	2.69%

Class C Shares
1 Year	6.55%
5 Years	2.01%
10 Years	2.56%

Advisor Class Shares†
1 Year	8.57%
5 Years	3.06%
10 Years	3.59%

Class R Shares†
1 Year	8.03%
5 Years	2.52%
Since Inception*	3.69%

Class K Shares†
1 Year	8.40%
5 Years	2.85%
Since Inception*	4.02%

Class I Shares†
1 Year	8.71%
5 Years	3.15%
Since Inception*	4.32%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception date: 3/1/05 for Class R, Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Class R, Class K and Class I shares are listed above.

See Historical Performance disclosures on page 4.

ALLIANCEBERNSTEIN UTILITY INCOME FUND •	7

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2009		Ending Account Value May 31, 2010		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$993.51	$1,017.75	$7.16	$7.24
Class B	$1,000	$1,000	$989.13	$1,014.01	$10.86	$11.00
Class C	$1,000	$1,000	$989.72	$1,014.16	$10.72	$10.85
Advisor Class	$1,000	$1,000	$994.36	$1,019.25	$5.67	$5.74
Class R	$1,000	$1,000	$992.46	$1,016.70	$8.20	$8.30
Class K	$1,000	$1,000	$993.87	$1,018.35	$6.56	$6.64
Class I	$1,000	$1,000	$995.42	$1,019.95	$4.97	$5.04
*	Expenses are equal to the classes’ annualized expense ratios of 1.44%, 2.19%, 2.16%, 1.14%, 1.65%, 1.32% and 1.00%, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN UTILITY INCOME FUND

Fund Expenses

PORTFOLIO SUMMARY

May 31, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $148.7

TEN LARGEST HOLDINGS **

May 31, 2010 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Sempra Energy	$6,033,682	4.1%
CMS Energy Corp.	5,983,568	4.0
FPL Group, Inc.	5,930,586	4.0
Entergy Corp.	5,665,082	3.8
Questar Corp.	5,432,546	3.7
America Movil SAB de CV Series L (ADR)	5,074,848	3.4
American Electric Power Co., Inc.	4,882,178	3.3
Public Service Enterprise Group, Inc.	4,799,721	3.2
PG&E Corp.	4,461,250	3.0
NSTAR	4,239,181	2.8
	$52,502,642	35.3%

*	All data are as of May 31, 2010. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

**	Long-term investments.

Please Note: The sector classifications presented herein are based on the Global Industry Classification standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN UTILITY INCOME FUND •	9

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2010 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 94.9%
Utilities – 81.7%
Electric Utilities – 30.2%
American Electric Power Co., Inc.	152,759	$4,882,178
Cia de Transmissao de Energia Electrica Paulista (Preference Shares)	86,200	2,088,660
CPFL Energia SA (ADR)	32,300	1,949,628
DPL, Inc.	100,146	2,507,656
E.ON AG	34,700	1,051,463
EDP – Energias do Brasil SA	100,600	1,802,122
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA (Preference Shares) – Class B	226,001	3,793,154
Entergy Corp.	75,464	5,665,082
Exelon Corp.	86,700	3,346,620
FPL Group, Inc.	118,778	5,930,586
ITC Holdings Corp.	65,700	3,463,047
Pinnacle West Capital Corp.	48,000	1,685,280
PPL Corp.	29,600	763,976
Progress Energy, Inc.	71,900	2,774,621
Southern Co.	95,300	3,116,310

		44,820,383

Gas Utilities – 13.2%
EQT Corp.	93,100	3,648,589
Hong Kong & China Gas Co., Ltd.	722,700	1,582,129
New Jersey Resources Corp.	79,425	2,815,617
Oneok, Inc.	71,000	3,157,370
Questar Corp.	121,100	5,432,546
Xinao Gas Holdings Ltd.	1,140,000	3,045,793

		19,682,044

Independent Power Producers & Energy Traders – 7.5%
AES Corp. (The)(a)	116,800	1,199,536
AES Tiete SA	399,459	3,771,659
Calpine Corp.(a)	153,027	2,096,470
NRG Energy, Inc.(a)	69,700	1,627,495
Tractebel Energia SA	222,400	2,493,381

		11,188,541

Multi-Utilities – 29.1%
CenterPoint Energy, Inc.	267,400	3,641,988
CMS Energy Corp.	407,600	5,983,568
Consolidated Edison, Inc.	77,472	3,299,533
Dominion Resources, Inc.	62,300	2,427,208
DTE Energy Co.	27,600	1,256,076
NSTAR	120,740	4,239,181
PG&E Corp.	107,500	4,461,250
Public Service Enterprise Group, Inc.	156,700	4,799,721
Sempra Energy	131,167	6,033,682
Wisconsin Energy Corp.	68,100	3,336,900
Xcel Energy, Inc.	186,700	3,825,483

		43,304,590

10	• ALLIANCEBERNSTEIN UTILITY INCOME FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Water Utilities – 1.7%
American Water Works Co., Inc.	120,000	$2,440,800

		121,436,358

Telecommunication Services – 6.8%
Diversified Telecommunication Services – 3.4%
AT&T, Inc.	48,900	1,188,270
Qwest Communications International, Inc.	179,600	941,104
Windstream Corp.	272,106	2,903,371

		5,032,745

Wireless Telecommunication Services – 3.4%
America Movil SAB de CV Series L (ADR)	107,200	5,074,848

		10,107,593

Energy – 3.5%
Oil, Gas & Consumable Fuels – 3.5%
Spectra Energy Corp.	71,800	1,436,718
Williams Cos., Inc. (The)	188,300	3,718,925

		5,155,643

Industrials – 1.9%
Electrical Equipment – 1.9%
Cooper Industries PLC	62,100	2,916,837

Consumer Discretionary – 1.0%
Media – 1.0%
Comcast Corp. – Class A	82,400	1,490,616

Total Common Stocks (cost $120,302,198)		141,107,047

INVESTMENT COMPANIES – 1.8%
Funds and Investment Trusts – 1.8%
Tortoise Energy Capital Corp. (cost $2,079,307)	113,326	2,707,358

	Principal Amount (000)
CORPORATES - INVESTMENT GRADE – 1.0%
Utility – 1.0%
Electric – 1.0%
Nisource Finance Corp. 10.75%, 3/15/16 (cost $1,111,712)	$1,095	1,404,415

ALLIANCEBERNSTEIN UTILITY INCOME FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

CONVERTIBLE PREFERRED STOCK – 0.5%
Utilities – 0.5%
Electric Utilities – 0.5%
FPL Group, Inc. 8.375% (cost $748,600)	15,200	$755,440

SHORT-TERM INVESTMENTS – 1.5%
Investment Companies – 1.5%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.18%(b) (cost $2,276,618)	2,276,618	2,276,618

Total Investments – 99.7% (cost $126,518,435)		148,250,878
Other assets less liabilities – 0.3%		415,298

Net Assets – 100.0%		$148,666,176

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depository Receipt

See notes to financial statements.

12	• ALLIANCEBERNSTEIN UTILITY INCOME FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2010 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $124,241,817)	$145,974,260
Affiliated issuers (cost $2,276,618)	2,276,618
Dividends and interest receivable	1,043,791
Receivable for capital stock sold	401,424

Total assets	149,696,093

Liabilities
Payable for capital stock redeemed	735,750
Advisory fee payable	66,947
Distribution fee payable	59,883
Transfer Agent fee payable	21,050
Administrative fee payable	20,965
Accrued expenses	125,322

Total liabilities	1,029,917

Net Assets	$148,666,176

Composition of Net Assets
Capital stock, at par	$8,491
Additional paid-in capital	161,857,074
Undistributed net investment income	1,870,708
Accumulated net realized loss on investment and foreign currency transactions	(36,789,075)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	21,718,978

$148,666,176

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$97,233,738	5,538,136	$17.56	*

B	$15,632,761	901,882	$17.33

C	$26,793,309	1,539,284	$17.41

Advisor	$5,285,962	299,313	$17.66

R	$2,095,282	119,723	$17.50

K	$1,005,898	57,317	$17.55

I	$619,226	35,288	$17.55

*	The maximum offering price per share for Class A shares was $18.34 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN UTILITY INCOME FUND •	13

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2010 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $38,501)	$3,873,737
Affiliated issuers	2,224
Interest	57,822	$3,933,783

Expenses
Advisory fee (see Note B)	441,984
Distribution fee—Class A	155,291
Distribution fee—Class B	94,942
Distribution fee—Class C	144,767
Distribution fee—Class R	4,208
Distribution fee—Class K	1,746
Transfer agency—Class A	134,406
Transfer agency—Class B	30,035
Transfer agency—Class C	40,332
Transfer agency—Advisor Class	7,155
Transfer agency—Class R	2,188
Transfer agency—Class K	1,397
Transfer agency—Class I	399
Custodian	56,886
Registration fees	49,296
Administrative	48,224
Printing	26,396
Directors’ fees	26,244
Legal	24,044
Audit	23,444
Miscellaneous	10,288

Total expenses		1,323,672

Net investment income		2,610,111

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		808,358
Foreign currency transactions		(5,745)
Net change in unrealized appreciation/depreciation of:
Investments		(4,263,200)
Foreign currency denominated assets and liabilities		(54,961)

Net loss on investment and foreign currency transactions		(3,515,548)

Net Decrease in Net Assets from Operations		$(905,437)

See notes to financial statements.

14	• ALLIANCEBERNSTEIN UTILITY INCOME FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended May 31, 2010 (unaudited)	Year Ended November 30, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,610,111	$5,600,095
Net realized gain (loss) on investment and foreign currency transactions	802,613	(14,069,372)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(4,318,161)	23,626,342
Contributions from Adviser (see Note B)	– 0	–	2,617

Net increase (decrease) in net assets from operations	(905,437)	15,159,682
Dividends to Shareholders from
Net investment income
Class A	(1,331,338)	(3,026,127)
Class B	(184,768)	(733,247)
Class C	(268,268)	(744,219)
Advisor Class	(79,566)	(183,547)
Class R	(17,179)	(30,631)
Class K	(20,991)	(46,776)
Class I	(10,433)	(31,578)
Capital Stock Transactions
Net decrease	(8,720,585)	(24,959,716)

Total decrease	(11,538,565)	(14,596,159)
Net Assets
Beginning of period	160,204,741	174,800,900

End of period (including undistributed net investment income of $1,870,708 and $1,173,140, respectively)	$148,666,176	$160,204,741

See notes to financial statements.

ALLIANCEBERNSTEIN UTILITY INCOME FUND •	15

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2010 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Utility Income Fund, Inc. (the “Fund”) organized as a Maryland corporation on July 28, 1993, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc.

16	• ALLIANCEBERNSTEIN UTILITY INCOME FUND

Notes to Financial Statements

(“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measure-

ALLIANCEBERNSTEIN UTILITY INCOME FUND •	17

Notes to Financial Statements

ment date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2010:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks
Utilities	$115,756,973	$5,679,385	$—	$121,436,358
Telecommunication Services	10,107,593	—	—	10,107,593
Energy	5,155,643	—	—	5,155,643
Industrials	2,916,837	—	—	2,916,837
Consumer Discretionary	1,490,616	—	—	1,490,616
Investment Companies	—	2,707,358	—	2,707,358
Corporates — Investment Grade	—	1,404,415	—	1,404,415
Convertible Preferred Stock	—	755,440	—	755,440
Short-Term Investments	2,276,618	—	—	2,276,618

Total Investments in Securities	137,704,280	10,546,598	—	148,250,878
Other Financial Instruments*	—	—	—	—

Total	$137,704,280	$10,546,598	$—	$148,250,878

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

18	• ALLIANCEBERNSTEIN UTILITY INCOME FUND

Notes to Financial Statements

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are

ALLIANCEBERNSTEIN UTILITY INCOME FUND •	19

Notes to Financial Statements

determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

During the year ended November 30, 2009, the Adviser reimbursed the Fund $2,617 for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2010, such fee amounted to $48,224.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $85,408 for the six months ended May 31, 2010.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $4,142 from the sale of Class A shares and received $883, $12,266 and $437 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2010.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. — Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the

20	• ALLIANCEBERNSTEIN UTILITY INCOME FUND

Notes to Financial Statements

Government STIF Portfolio for the six months ended May 31, 2010 is as follows:

Market Value November 30, 2009 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2010 (000)	Dividend Income (000)
$ 0	$32,259	$29,982	$2,277	$2

Brokerage commissions paid on investment transactions for the six months ended May 31, 2010 amounted to $56,322, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $6,163,021, $2,179,335, $62,303, and $64,078 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2010 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$34,293,672		$41,347,764
U.S. government securities	– 0	–	– 0	–

ALLIANCEBERNSTEIN UTILITY INCOME FUND •	21

Notes to Financial Statements

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$22,981,879
Gross unrealized depreciation	(1,249,436)

Net unrealized appreciation	$21,732,443

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Fund may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The Fund did not engage in derivative transactions for the six months ended May 31, 2010.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

22	• ALLIANCEBERNSTEIN UTILITY INCOME FUND

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2010 (unaudited)	Year Ended November 30, 2009	Six Months Ended May 31, 2010 (unaudited)	Year Ended November 30, 2009

Class A
Shares sold	553,696	801,859	$10,204,240	$13,083,880

Shares issued in reinvestment of dividends	61,031	156,470	1,129,457	2,580,415

Shares converted from Class B	191,795	875,054	3,492,094	14,390,270

Shares redeemed	(909,429)	(1,761,283)	(16,603,222)	(28,783,456)

Net increase (decrease)	(102,907)	72,100	$(1,777,431)	$1,271,109

Class B
Shares sold	31,374	100,993	$566,286	$1,632,673

Shares issued in reinvestment of dividends	8,021	36,234	146,892	586,800

Shares converted to Class A	(194,101)	(885,519)	(3,492,094)	(14,390,270)

Shares redeemed	(134,228)	(516,299)	(2,422,020)	(8,276,228)

Net decrease	(288,934)	(1,264,591)	$(5,200,936)	$(20,447,025)

Class C
Shares sold	88,903	212,511	$1,610,677	$3,439,412

Shares issued in reinvestment of dividends	12,514	40,179	229,951	657,130

Shares redeemed	(207,020)	(588,023)	(3,754,643)	(9,474,656)

Net decrease	(105,603)	(335,333)	$(1,914,015)	$(5,378,114)

Advisor Class
Shares sold	57,615	82,797	$1,035,666	$1,368,112

Shares issued in reinvestment of dividends	3,597	9,381	66,894	155,294

Shares redeemed	(60,156)	(134,734)	(1,112,408)	(2,224,305)

Net increase (decrease)	1,056	(42,556)	$(9,848)	$(700,899)

ALLIANCEBERNSTEIN UTILITY INCOME FUND •	23

Notes to Financial Statements

	Shares		Amount
	Six Months Ended May 31, 2010 (unaudited)	Year Ended November 30, 2009	Six Months Ended May 31, 2010 (unaudited)	Year Ended November 30, 2009

Class R
Shares sold	52,852	60,518	$963,823	$986,771

Shares issued in reinvestment of dividends	931	1,846	17,178	30,629

Shares redeemed	(9,240)	(28,764)	(168,340)	(481,576)

Net increase	44,543	33,600	$812,661	$535,824

Class K
Shares sold	15,580	34,075	$285,230	$553,215

Shares issued in reinvestment of dividends	1,135	2,839	20,990	46,773

Shares redeemed	(43,421)	(34,456)	(792,766)	(553,925)

Net increase (decrease)	(26,706)	2,458	$(486,546)	$46,063

Class I
Shares sold	4,190	9,425	$74,366	$154,300

Shares issued in reinvestment of dividends	564	1,930	10,433	31,578

Shares redeemed	(12,365)	(29,237)	(229,269)	(472,552)

Net decrease	(7,611)	(17,882)	$(144,470)	$(286,674)

NOTE F

Risks Involved in Investing in the Fund

Concentration of Risk—The investments in utility companies may be subject to a variety of risks depending, in part, on such factors as the type of utility involved and its geographic location. The revenues of domestic and foreign utilities companies generally reflect the economic growth and development in the geographic areas in which they do business.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is

24	• ALLIANCEBERNSTEIN UTILITY INCOME FUND

Notes to Financial Statements

strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Derivatives Risk—The Fund may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. As such, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2010.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2010 will be determined at the end of the current fiscal year. The tax character

ALLIANCEBERNSTEIN UTILITY INCOME FUND •	25

Notes to Financial Statements

of distributions paid during the fiscal years ended November 30, 2009 and November 30, 2008 were as follows:

	2009	2008
Distributions paid from:
Ordinary income	$4,796,125	$5,193,198
Total taxable distributions	4,796,125	5,193,198

Total distributions paid	$4,796,125	$5,193,198

As of November 30, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$815,925
Accumulated capital and other losses	(36,932,257	)(a)
Unrealized appreciation/(depreciation)	25,734,922	(b)

Total accumulated earnings/(deficit)	$(10,381,410)

(a)

On November 30, 2009, the Fund had a net capital loss carryforward of $36,932,257, of which $15,223,621 will expire in the year 2010, $8,483,111 will expire in the year 2016 and $13,225,525 will expire in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales and return of capital distributions received from underlying securities.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect

26	• ALLIANCEBERNSTEIN UTILITY INCOME FUND

Notes to Financial Statements

to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement has been documented by a stipulation of settlement, which has been submitted for court approval. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Change of Independent Registered Public Accounting Firm

On May 5, 2010, Ernst & Young LLP (“E&Y”) was selected as the Fund’s independent registered public accounting firm for the 2010 fiscal year. A majority of the Fund’s Board of Directors, including a majority of the Independent Directors, approved the appointment of E&Y. The predecessor independent registered public accounting firm’s reports on the Fund’s financial statements for each of the years ended November 30, 2009 and 2008 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

ALLIANCEBERNSTEIN UTILITY INCOME FUND •	27

Notes to Financial Statements

NOTE K

Subsequent Events

On June 9, 2010, the Board of Directors (the “Directors”) of the AllianceBernstein Utility Income Fund, Inc. (the “Fund”) approved proposals to rename the Fund “AllianceBernstein Equity Income Fund, Inc.” and to change certain investment policies, all to be effective on or about August 31, 2010. The Fund’s investment objective will remain the same, which is current income and long-term capital growth. The name and policy changes are intended to refocus the Fund’s investment strategy, so that it can seek current income and capital growth from a wide range of industries, including, but not limited to, industries in the utilities sector. The Fund intends to invest in companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities. Consistent with the change in the Fund’s name, the Fund’s non-fundamental investment policy of investing at least 80% of its net assets in the securities of companies in the utilities industry will be changed to a policy of investing at least 80% of its net assets in equity securities. The Directors also approved changes to certain of the Fund’s other investment policies which will allow the Fund to implement its new investment strategy. The Adviser has also agreed, effective with the changes discussed above, to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.25%, 1.95%, 1.95%, .95%, 1.45%, 1.20% and .95% of the average daily net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no additional material events that would require disclosure in the Fund’s financial statements through this date.

28	• ALLIANCEBERNSTEIN UTILITY INCOME FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended May 31, 2010 (unaudited)	Year Ended November 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 17.90	$ 16.68	$ 25.72	$ 21.39	$ 17.82	$ 15.54

Income From Investment Operations
Net investment income(a)	.32	.62	.52	.51	.47	.43
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.42)	1.15	(9.04)	4.28	3.55	2.39
Contributions from Adviser	– 0	–	.00	(b)	– 0	–	.00	(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.10)	1.77	(8.52)	4.79	4.02	2.82

Less: Dividends
Dividends from net investment income	(.24)	(.55)	(.52)	(.46)	(.45)	(.54)

Net asset value, end of period	$ 17.56	$ 17.90	$ 16.68	$ 25.72	$ 21.39	$ 17.82

Total Return
Total investment return based on net asset value(c)	(.65	)%*	10.91	%*	(33.67	)%*	22.65%	22.98%	18.42%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$97,234	$100,984	$92,874	$144,950	$110,183	$77,696
Ratio to average net assets of:
Expenses	1.44	%(d)	1.43%	1.25%	1.20	%(e)	1.32	%(f)	1.44%
Net investment income	3.47	%(d)	3.78%	2.26%	2.18%	2.45	%(f)	2.54%
Portfolio turnover rate	22%	54%	41%	34%	49%	47%

See footnote summary on page 36.

ALLIANCEBERNSTEIN UTILITY INCOME FUND •	29

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended May 31, 2010 (unaudited)	Year Ended November 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 17.68	$ 16.47	$ 25.39	$ 21.13	$ 17.60	$ 15.36

Income From Investment Operations
Net investment income(a)	.23	.48	.33	.32	.32	.30
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.41)	1.14	(8.91)	4.24	3.52	2.36
Contributions from Adviser	– 0	–	.00	(b)	– 0	–	.00	(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.18)	1.62	(8.58)	4.56	3.84	2.66

Less: Dividends
Dividends from net investment income	(.17)	(.41)	(.34)	(.30)	(.31)	(.42)

Net asset value, end of period	$ 17.33	$ 17.68	$ 16.47	$ 25.39	$ 21.13	$ 17.60

Total Return
Total investment return based on net asset value(c)	(1.09	)%*	10.09	%*	(34.16	)%*	21.71%	22.12%	17.55%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,633	$21,048	$40,429	$91,375	$102,113	$111,371
Ratio to average net assets of:
Expenses	2.19	%(d)	2.21%	2.00%	1.94	%(e)	2.05	%(f)	2.15%
Net investment income	2.58	%(d)	3.00%	1.47%	1.38%	1.72	%(f)	1.80%
Portfolio turnover rate	22%	54%	41%	34%	49%	47%

See footnote summary on page 36.

30	• ALLIANCEBERNSTEIN UTILITY INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended May 31, 2010 (unaudited)	Year Ended November 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 17.75	$ 16.52	$ 25.46	$ 21.19	$ 17.64	$ 15.40

Income From Investment Operations
Net investment income(a)	.25	.50	.35	.33	.32	.30
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.42)	1.14	(8.95)	4.24	3.54	2.36
Contributions from Adviser	– 0	–	.00	(b)	– 0	–	.00	(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.17)	1.64	(8.60)	4.57	3.86	2.66

Less: Dividends
Dividends from net investment income	(.17)	(.41)	(.34)	(.30)	(.31)	(.42)

Net asset value, end of period	$ 17.41	$ 17.75	$ 16.52	$ 25.46	$ 21.19	$ 17.64

Total Return
Total investment return based on net asset value(c)	(1.03	)%*	10.18	%*	(34.14	)%*	21.70%	22.19%	17.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26,793	$29,191	$32,717	$53,361	$47,496	$45,175
Ratio to average net assets of:
Expenses	2.16	%(d)	2.16%	1.97%	1.92	%(e)	2.04	%(f)	2.15%
Net investment income	2.74	%(d)	3.06%	1.56%	1.43%	1.72	%(f)	1.82%
Portfolio turnover rate	22%	54%	41%	34%	49%	47%

See footnote summary on page 36.

ALLIANCEBERNSTEIN UTILITY INCOME FUND •	31

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended May 31, 2010 (unaudited)	Year Ended November 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 18.01	$ 16.77	$ 25.86	$ 21.51	$ 17.91	$ 15.61

Income From Investment Operations
Net investment income(a)	.35	.67	.60	.60	.53	.46
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.44)	1.17	(9.10)	4.28	3.57	2.42
Contributions from Adviser	– 0	–	.00	(b)	– 0	–	.00	(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.09)	1.84	(8.50)	4.88	4.10	2.88

Less: Dividends
Dividends from net investment income	(.26)	(.60)	(.59)	(.53)	(.50)	(.58)

Net asset value, end of period	$ 17.66	$ 18.01	$ 16.77	$ 25.86	$ 21.51	$ 17.91

Total Return
Total investment return based on net asset value(c)	(.56	)%*	11.30	%*	(33.48	)%*	22.96%	23.39%	18.76%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,286	$5,370	$5,716	$6,897	$3,768	$3,044
Ratio to average net assets of:
Expenses	1.14	%(d)	1.14%	.96%	.90	%(e)	1.03	%(f)	1.13%
Net investment income	3.77	%(d)	4.06%	2.61%	2.51%	2.75	%(f)	2.76%
Portfolio turnover rate	22%	54%	41%	34%	49%	47%

See footnote summary on page 36.

32	• ALLIANCEBERNSTEIN UTILITY INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended May 31, 2010 (unaudited)	Year Ended November 30,	March 1, 2005(g) to November 30, 2005
2009	2008	2007	2006

Net asset value, beginning of period	$ 17.84	$ 16.64	$ 25.65	$ 21.37	$ 17.81	$ 16.33

Income From Investment Operations
Net investment income(a)	.32	.60	.47	.49	.44	.31
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.44)	1.13	(9.03)	4.23	3.55	1.50
Contributions from Adviser	– 0	–	.00	(b)	– 0	–	.00	(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.12)	1.73	(8.56)	4.72	3.99	1.81

Less: Dividends
Dividends from net investment income	(.22)	(.53)	(.45)	(.44)	(.43)	(.33)

Net asset value, end of period	$ 17.50	$ 17.84	$ 16.64	$ 25.65	$ 21.37	$ 17.81

Total Return
Total investment return based on net asset value(c)	(.75	)%*	10.71	%*	(33.83	)%*	22.32%	22.80%	11.16%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,095	$1,342	$692	$526	$58	$11
Ratio to average net assets of:
Expenses	1.65	%(d)	1.61%	1.52%	1.48	%(e)	1.47	%(f)	1.68	%(d)
Net investment income	3.62	%(d)	3.62%	2.14%	2.02%	2.30	%(f)	2.41	%(d)
Portfolio turnover rate	22%	54%	41%	34%	49%	47%

See footnote summary on page 36.

ALLIANCEBERNSTEIN UTILITY INCOME FUND •	33

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended May 31, 2010 (unaudited)	March 1, 2005(g) to November 30, 2005
Year Ended November 30,
2009	2008	2007	2006

Net asset value, beginning of period	$ 17.89	$ 16.67	$ 25.70	$ 21.40	$ 17.82	$ 16.33

Income From Investment Operations
Net investment income(a)	.29	.64	.56	.54	.49	.35
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.39)	1.15	(9.06)	4.25	3.57	1.50
Contributions from Adviser	– 0	–	.00	(b)	– 0	–	.00	(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.10)	1.79	(8.50)	4.79	4.06	1.85

Less: Dividends
Dividends from net investment income	(.24)	(.57)	(.53)	(.49)	(.48)	(.36)

Net asset value, end of period	$ 17.55	$ 17.89	$ 16.67	$ 25.70	$ 21.40	$ 17.82

Total Return
Total investment return based on net asset value(c)	(.61	)%*	11.08	%*	(33.63	)%*	22.64%	23.21%	11.44%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,006	$1,503	$1,360	$1,298	$437	$11
Ratio to average net assets of:
Expenses	1.32	%(d)	1.31%	1.24%	1.17	%(e)	1.18	%(f)	1.37	%(d)
Net investment income	3.26	%(d)	3.90%	2.42%	2.27%	2.74	%(f)	2.73	%(d)
Portfolio turnover rate	22%	54%	41%	34%	49%	47%

See footnote summary on page 36.

34	• ALLIANCEBERNSTEIN UTILITY INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended May 31, 2010 (unaudited)	Year Ended November 30,	March 1, 2005(g) to November 30, 2005
2009	2008	2007	2006

Net asset value, beginning of period	$ 17.89	$ 16.67	$ 25.70	$ 21.38	$ 17.81	$ 16.33

Income From Investment Operations
Net investment income(a)	.35	.70	.64	.62	.72	.39
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.42)	1.14	(9.07)	4.25	3.38	1.49
Contributions from Adviser	– 0	–	.00	(b)	– 0	–	.00	(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.07)	1.84	(8.43)	4.87	4.10	1.88

Less: Dividends
Dividends from net investment income	(.27)	(.62)	(.60)	(.55)	(.53)	(.40)

Net asset value, end of period	$ 17.55	$ 17.89	$ 16.67	$ 25.70	$ 21.38	$ 17.81

Total Return
Total investment return based on net asset value(c)	(.46	)%*	11.45	%*	(33.42	)%*	23.07%	23.53%	11.61%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$619	$767	$1,013	$139	$38	$11
Ratio to average net assets of:
Expenses	1.00	%(d)	.99%	.95%	.85	%(e)	.87	%(f)	1.08	%(d)
Net investment income	3.83	%(d)	4.25%	2.92%	2.57%	3.20	%(f)	3.01	%(d)
Portfolio turnover rate	22%	54%	41%	34%	49%	47%

See footnote summary on page 36.

ALLIANCEBERNSTEIN UTILITY INCOME FUND •	35

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	Ratios reflect expenses grossed up, where applicable, for expense offset arrangement with the Transfer Agent. For the period shown below, the net expense ratios were as follows:

Year Ended November 30, 2007
Class A	1.19%
Class B	1.93%
Class C	1.91%
Advisor Class	.89%
Class R	1.47%
Class K	1.16%
Class I	.84%

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

(g)	Commencement of distributions.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the six months ended May 31, 2010 and years ended November 30, 2009 and November 30, 2008 by 0.27%, 1.01% and 0.05%, respectively.

See notes to financial statements.

36	• ALLIANCEBERNSTEIN UTILITY INCOME FUND

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1)	Nancy P. Jacklin(1) Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Annie C. Tsao(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Stephen Woetzel, Controller

Custodian and Accounting Agent	Legal Counsel

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by Ms. Annie C. Tsao.

ALLIANCEBERNSTEIN UTILITY INCOME FUND •	37

Board of Directors

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Utility Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Advisory Agreement with the Adviser at a meeting held on May 4-6, 2010.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

38	• ALLIANCEBERNSTEIN UTILITY INCOME FUND

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2008 and 2009 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly

ALLIANCEBERNSTEIN UTILITY INCOME FUND •	39

owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares, transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the May 2010 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Standard & Poor’s 500 Utilities Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended January 31, 2010 and (in the case of comparisons with the Index) the since inception period (October 1993 inception). The directors noted that the Fund was in the 2nd quintile of the Performance Group and the Performance Universe for the 1- and 5-year periods, in the 3rd quintile of the Performance Group and the Performance Universe for the 3-year period and in the 1st quintile of the Performance Group and 2nd quintile of the Performance Universe for the 10-year period, and that the Fund underperformed the Index in the 3-year period but outperformed the Index in the 1-, 5- and 10-year and the since inception periods. Based on their review, the directors concluded that the Fund’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the directors that there are no institutional products managed by it that have an investment style substantially similar to that of the Fund. The directors reviewed the relevant fee information from the Adviser’s Form ADV and noted that the Adviser charged institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Fund but which involved investments in securities of the same type that the Fund invests in (i.e., equity securities). The directors also noted that the

40	• ALLIANCEBERNSTEIN UTILITY INCOME FUND

Adviser advises a portfolio of another AllianceBernstein fund with an investment style substantially similar to that of the Fund for the same fee schedule as the Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The directors noted that, at the Fund’s current size, its contractual effective advisory fee rate of 55 basis points, plus the 6 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors noted that the Fund’s total expense ratio was higher than the Expense Group and the Expense Universe medians. The directors noted that the Fund’s small asset base impacted the expense ratio (the Expense Group median was approximately 58% larger than the Fund’s asset base), and that the Fund’s Class A 12b-1 fee is higher than the Expense Group median, contributing to the Fund’s relatively high expense ratio as compared to such median. The directors also noted that the Adviser had reviewed with them steps being taken that are intended to reduce the expenses of the AllianceBernstein Funds generally. The directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as

ALLIANCEBERNSTEIN UTILITY INCOME FUND •	41

a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements would result in a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

42	• ALLIANCEBERNSTEIN UTILITY INCOME FUND

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF

INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Utility Income Fund, Inc. (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is

1	It should be noted that the information in the fee summary was completed on April 21, 2010 and presented to the Board of Directors on May 4-6, 2010.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN UTILITY INCOME FUND •	43

based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/10 ($MIL)	Fund
Value	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$158.9	Utility Income Fund, Inc.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $98,210 (0.06% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio			Fiscal Year
Utility Income Fund, Inc.	Advisor Class A Class B Class C Class R Class K Class I	1.14 1.43 2.21 2.16 1.61 1.31 0.99	% % % % % % %	November 30

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

44	• ALLIANCEBERNSTEIN UTILITY INCOME FUND

funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.4

However, with respect to the Fund, the Adviser represented that there is no institutional product that has a substantially similar investment style as the Fund.

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other

4	The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S. 2010. In the Jones v. Harris decision, the Supreme Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section §36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.” Jones v. Harris at 11.

ALLIANCEBERNSTEIN UTILITY INCOME FUND •	45

investment companies for similar services offered by other investment advisers.5 Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)6 at the approximate current asset level of the Fund.7

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[8]	Lipper Exp. Group Median (%)	Rank
Utility Income Fund, Inc.	0.550	0.634	2/9

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU9 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal

5	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 14.

6	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

7	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

8	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

9	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

46	• ALLIANCEBERNSTEIN UTILITY INCOME FUND

year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009, when equity markets declined substantially, and conversely through the remainder of 2009, when equity markets rallied the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.10

Fund	Expense Ratio (%)[11]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Utility Income Fund, Inc.	1.434	1.359	6/9	1.338	9/14

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2009, relative to 2008.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this

10	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008. Likewise, the same fund’s net assets for fiscal year 2009 will not reflect the post March 2009 market rally.

11	Most recently completed fiscal year end Class A total expense ratio.

ALLIANCEBERNSTEIN UTILITY INCOME FUND •	47

type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments). During the Fund’s most recently completed fiscal year, ABI received from the Fund $3,738, $876,660 and $31,446 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $211,330 in fees from the Fund.12

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Fund. These credits and charges are not being

12	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. There was no expense offset during the Fund’s most recently completed fiscal year.

48	• ALLIANCEBERNSTEIN UTILITY INCOME FUND

passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,13 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli14 study on advisory fees and various fund characteristics.15 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

13	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

14	The Deli study was originally published in 2002 based on 1997 data.

15	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 14.

16	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN UTILITY INCOME FUND •	49

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $501 billion as of March 31, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5, and 10 year performance rankings of the Fund17 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)18 for the periods ended January 31, 2010.19

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	12.88	11.06	11.06	3/9	6/15
3 year	-4.24	-4.24	-4.38	5/9	7/15
5 year	5.00	4.87	4.87	3/9	6/15
10 year	3.34	2.22	2.67	1/6	4/11

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)20 versus its benchmark.21 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.22

17	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

18	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including in or excluding a fund from a PU is somewhat different from that of an EU.

19	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

20	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

21	The Adviser provided Fund and benchmark performance return information for periods through January 31, 2010.

22	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

50	• ALLIANCEBERNSTEIN UTILITY INCOME FUND

	Periods Ending January 31, 2010 Annualized Performance
					Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)		Volatility (%)	Sharpe (%)
Utility Income Fund, Inc.	12.88	-4.24	5.00	3.34	7.70	13.88	0.10	10
S&P 500 Utility Index	7.09	-3.29	4.56	3.29	5.32	18.15	0.11	10
Inception Date: October 18, 1993

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2010

ALLIANCEBERNSTEIN UTILITY INCOME FUND •	51

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy*

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy*

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio*

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Core Opportunities Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Municipal Bond Inflation Strategy California High Income Massachusetts Michigan	Minnesota National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund*

Inflation Strategies

Multi-Asset Inflation Strategy

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to December 31, 2009, Conservative Wealth Strategy was named Wealth Preservation Strategy, and Tax-Managed Conservative Wealth Strategy was named Tax-Managed Wealth Preservation Strategy. U.S. Strategic Research Portfolio was incepted on December 23, 2009. Prior to January 20, 2010, The Ibero-America Fund was named The Spain Fund. Prior to March 1, 2010, Core Opportunities Fund was named the Focused Growth & Income Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

52	• ALLIANCEBERNSTEIN UTILITY INCOME FUND

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN UTILITY INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

UI-0152-0510

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Utility Income Fund, Inc.

By:	/S/ ROBERT M. KEITH
Robert M. Keith
President

Date: July 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ ROBERT M. KEITH
Robert M. Keith
President

Date: July 28, 2010

By:	/S/ JOSEPH J. MANTINEO
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: July 28, 2010